EXHIBIT 32.2

CERTIFICATION OF PRINCIPAL FINANCIAL OFFICER

PURSUANT TO 18 U.S.C. SECTION 1350
(SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002)

        The undersigned, Isaac Kalish, does hereby certify to his knowledge, pursuant to 18 U.S.C. Section 1350 as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that based upon a review of the Annual Report on Form 10-K for the year ended December 31, 2025 of the registrant:

        (1)   The report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

        (2)   The information contained in the report fairly presents, in all material respects, the financial condition and results of operations of the registrant.

Date: March 12, 2026	/s/ Isaac Kalish
Isaac Kalish (Principal Financial Officer) Chief Financial Officer and Senior Vice President